UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2022

GOODNESS GROWTH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

On January 31, 2022, Goodness Growth Holdings, Inc. (“Goodness Growth”) entered into an arrangement agreement (the “Arrangement Agreement”) with Verano Holdings Corp. (“Verano”), pursuant to which, Verano agreed, subject to the terms and conditions thereof, to acquire all of the issued and outstanding subordinate voting shares of Goodness Growth, multiple voting shares of Goodness Growth and super voting shares of Goodness Growth, pursuant to a plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”).

The Arrangement Agreement provides for the payment of a $14,875,000 termination fee (the “Termination Fee”) if the Arrangement Agreement is terminated in certain specified circumstances, including, among other things, in the event that the Arrangement Agreement is terminated due to certain specified breaches of the Arrangement Agreement by the breaching party. The Arrangement Agreement also provides for the payment of certain transaction expenses up to a maximum of $3,000,000 (the “Transaction Expenses”) in the event of (i) an uncured breach of representations, warranties, or covenants the remains uncured for a certain period of time after notice of such breach from the other party or (ii) a material adverse effect that is not capable of being cured by December 31, 2022.

On October 13, 2022, Goodness Growth received a notice of purported termination of the Arrangement Agreement (the “Notice”) from Verano. The Notice asserts certain breaches of the Arrangement Agreement, including claims that Goodness Growth’s public filings and communications with respect to its business and ongoing operations were misleading and that it breached its representations to Verano under the Arrangement Agreement. Verano also claims, as a result of such breaches, it is entitled to payment of the Termination Fee and its Transaction Expenses.

Goodness Growth denies all of Verano’s allegations and has complied with its obligations under the Arrangement Agreement in all material respects at all times. Verano has no factual or legal basis to justify or support its purported grounds for termination of the Arrangement Agreement. Goodness Growth will file suit promptly to recover all damages available to it under the Arrangement Agreement and at law and hold Verano responsible for its breaches and failure to consummate the transactions contemplated thereunder.

The foregoing summary of the terms of the Arrangement Agreement is qualified in its entirety by reference to the full text of the Arrangement Agreement, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to Goodness Growth’s Current Report on Form 8-K on February 3, 2022.

Notice Regarding Forward-Looking Statements

This document includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the timing and completion of the Arrangement, including all the required conditions thereto. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Goodness Growth’s current expectations about future events and financial trends that they believe might affect their financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made in light of the experience and perception of historical trends, current conditions and expected future developments and other factors that Goodness Growth believes are appropriate. Forward looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements to be materially different from future events, results, performance, and achievements expressed or implied by forward looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in Goodness Growth’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on EDGAR and with certain Canadian regulators on SEDAR at www.sedar.com and in other periodic reports and filings made by Goodness Growth with the SEC on EDGAR and with such Canadian securities regulators on SEDAR. Additional risks and uncertainties include those associated with: the possibility that the conditions to closing are not satisfied; required regulatory approvals to consummate the Arrangement are not obtained; potential litigation relating to the Arrangement; uncertainties as to the timing of the consummation of the Arrangement; possible disruption related to the Arrangement to Goodness Growth’s current plans and operations, including through the loss of customers or employees; and other risks and uncertainties detailed in the periodic reports that Goodness Growth files with the SEC. Although Goodness Growth believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, Goodness Growth assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

Item 8.01	Other Events

Goodness Growth issued a press release related to the Notice on October 14, 2022, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Goodness Growth, dated October 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODNESS GROWTH HOLDINGS, INC.

	By:	/s/ Kyle E. Kingsley
Kyle E. Kingsley
Chief Executive Officer

Dated: October 14, 2022